LETTER FROM ROBERT OCTOBER 25, 2023 Dear Investor, Cimpress delivered solid results in the first quarter. Consolidated revenue grew 8% on a reported basis and 4% on an organic constant-currency basis. Growth varied by segment and was dampened by approximately 200 basis points from year-over-year revenue timing changes further described below. Profitability growth was very strong, most prominently in Vista. Consolidated operating income in Q1 FY2024 improved $52.1 million year over year to $34.1 million. Adjusted EBITDA grew $43.1 million year over year in Q1 to $88.7 million. These improvements resulted from our revenue growth, gross margin expansion of 100 basis points, leverage in advertising as a percent of revenue which declined by over 100 basis points, and reduced operating expenses. Our previously communicated cost reduction expectations remain on track. Additionally, the inflationary pressure on our input costs continues to subside at a pace that is slightly more favorable than our plans as we started the year. Operating cash flow and adjusted free cash flow for the quarter increased significantly year over year by $67.5 million and $63.1 million, to $42.3 million and $10.9 million, respectively. These cash flow measures increased due to higher adjusted EBITDA and significantly lower net working capital outflows compared to the year-ago period. The working capital improvement was anticipated, as outlined in our September investor day, in part from a return to more normalized inventory levels. The growth in adjusted free cash flow was strong despite higher year-over-year outflows for cash taxes, capital expenditures and net cash interest payments that increased $11.5 million, $10.8 million, and $7.9 million, respectively, demonstrating the strong underlying cash flow generation. Our liquidity position is strong with cash and marketable securities of $147.8 million at September 30, 2023 and full access to our $250.0 million revolving credit facility. We purchased $21.2 million notional value of our 7% senior notes for $19.8 million during the first quarter, resulting in a $1.4 million gain on early extinguishment of debt in our income statement. Net leverage decreased sequentially to 3.51 times trailing-twelve-month EBITDA as defined by our credit agreement. Segment Commentary Vista Q1 revenue grew year over year by 7% on a reported basis and 6% on an organic constant-currency basis. Growth was reduced by higher backlog versus the prior year of approximately $4.3 million that we expect to flow to revenue throughout the remainder of the year. Overall revenue growth was driven by approximately even contribution from order growth and higher average order values from both product mix and pricing. From a category perspective, Vista's fastest revenue growth was in promotional products, apparel and gifts (PPAG), signage, packaging and labels, all supported by new product introduction. We also are now fully migrated from our legacy website offering to digital products and services delivered through our Vista x Wix partnership. During Q1, Vista's digital products bookings grew year over year for the first time in years. Vista’s EBITDA more than doubled year over year in Q1 FY2024, an increase of $43.7 million, driven by the revenue growth combined with gross margin expansion (55% in Q1 FY2024 versus 54% in the year-ago period), lower advertising as a percent of revenue (15% in Q1 FY2024 versus 18% in the year-ago period), and materially lower operating expenses from our recent cost reductions. As described in our September investor day, Vista continues to improve its customer experience as we seek to delight customers with the most relevant print assortment and design services, grow the active customer base and win with our most valuable customers. The past years of investment and migration of our technology platform are helping Vista to increase the pace of delivery of customer experience improvements. While individually small, we expect that consistent delivery of these improvements can have a meaningful impact on our overall customer experience, conversion rate and financial results. Please see non-GAAP reconciliations at the end of this document. Page 2 of 26

Vista grew its customer base year over year by more than 100,000 customers in Q1. Continuing a trend we have seen over the past several years, new customers generated record levels of in-quarter variable gross profit per customer when compared to past Q1 new customer cohorts. Now that the customer base is growing again while sustaining the improvements in per-customer value, the combination is powerful. We continue experimenting in advertising, leveraging insights from our work over the last year to take advantage of opportunities for improved efficiency and higher returns from an evolved channel mix. This work is ongoing and we believe there is ample opportunity for improvement still ahead. Our Upload & Print businesses (PrintBrothers and The Print Group) delivered strong profitability growth during Q1 FY2024 despite sequentially slower organic constant-currency revenue growth as we lap the high growth rates in the prior year. Combined Q1 revenue grew year over year by 11% at reported currency rates and 3% on an organic constant-currency basis. Upload & Print revenue growth was dampened by the non-recurrence of a revenue timing benefit of $2.0 million from a change in commercial terms in the year-ago period. Combined EBITDA grew $6.2 million year over year driven by significant gross margin expansion helped by reduced input costs, as well as focus on efficiency of operating costs. Currency movements benefited combined Upload & Print EBITDA by about $2.5 million year over year. National Pen Q1 revenue grew year over year by 7% on a reported basis and 5% on an organic constant-currency basis. National Pen delivered continued strong growth in its e-commerce channel and cross-business fulfillment, but this was partially offset by the non-recurrence of a $2.2 million timing-related revenue benefit in the year-ago period from a change in shipping terms, and a $1.7 million impact from the shut down of National Pen's business in Japan during FY2023. Segment EBITDA declined by $7.0 million due to these revenue impacts, higher external marketing spend and the impact of currency changes. National Pen experiences timing mismatches between non-digital marketing spend and revenue, which we expect to benefit the second quarter. Currency movements reduced National Pen segment EBITDA by about $1.8 million for the quarter. All Other Businesses Q1 revenue was flat year over year on a reported basis and declined 1% on an organic constant-currency basis. Revenue declined slightly in the largest business in this segment, BuildASign, which has some exposure to trends in the U.S. real estate market where signage product sales are down year over year. Other signage products grew in this business. Segment EBITDA increased by $0.3 million year over year, largely the result of the FY2023 shut down of our business in China, which drove a small loss in the year-ago period. Central and Corporate Costs decreased year over year in Q1 FY2024 as a result of savings from our recent cost reductions. Outlook While revenue performance in Q1 was mixed by segment, we continue to expect consolidated FY2024 reported revenue growth (assuming recent currency rates) of at least 8%, and organic constant-currency revenue growth of at least 6%. Based on our Q1 results, we are increasing our profitability guidance to an expectation for FY2024 operating income of at least $206 million and adjusted EBITDA of at least $425 million. Consistent with our prior guidance, we expect conversion of adjusted EBITDA to adjusted free cash flow of approximately 40%. We continue to expect we will reduce our net leverage as defined by our credit agreement to below 3.25x by the end of FY2024. Conclusion We are focused on execution and our team is incentivized to deliver against the guidance we have provided for FY2024 and the plans that support it. On a trailing-twelve-month basis, we have delivered adjusted EBITDA of $383.0 million, nearly returning to our historical annual high from FY2020. This increase in profitability comes after years of pandemic impacts, deep discretionary growth investments, and the now-completed Vista technology replatforming that is enabling a faster pace of delivery of individually small but overall meaningful customer experience improvements. We are expanding profits while still investing for growth, with sharp focus and a simplification of objectives that will allow us to enhance our long-term prospects and underlying cash flow generation ability. I remain grateful for your support as we strive to enhance the value we deliver to our customers and long-term investors. Please see non-GAAP reconciliations at the end of this document. Page 3 of 26

Sean and I look forward to taking your questions about our financial results on our public earnings call tomorrow, October 26, 2023 at 8:00 am ET, which you can join using the link on the events section of ir.cimpress.com. You may pre-submit questions by emailing ir@cimpress.com, and you may also ask questions via chat during the live call. Sincerely, Robert S. Keane Founder, Chairman & CEO Please see non-GAAP reconciliations at the end of this document. Page 4 of 26

## SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

*$ in thousands, except percentages*

### REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE AND INCOME FROM OPERATIONS:

| | Q1 FY2022 | Q1 FY2023 | Q1 FY2024 |
|---|---|---|---|
| Vista | $ 349,480 | $ 369,369 | $ 396,647 |
| PrintBrothers | 125,357 | 132,699 | 152,221 |
| The Print Group | 72,820 | 76,823 | 80,539 |
| National Pen | 69,264 | 81,666 | 87,255 |
| All Other Businesses | 47,871 | 51,827 | 51,800 |
| Inter-segment eliminations | (7,193) | (8,969) | (11,168) |
| **Total revenue** | **$ 657,599** | **$ 703,415** | **$ 757,294** |
| Reported revenue growth | *12 %* | *7 %* | *8 %* |
| Organic constant currency revenue growth | *9 %* | *14 %* | *4 %* |
| **Income from operations** | **$ 16,939** | **$ (17,967)** | **$ 34,100** |
| Income from operations margin | *3 %* | *(3)%* | *5 %* |

### EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA:

| | Q1 FY2022 | Q1 FY2023 | Q1 FY2024 |
|---|---|---|---|
| Vista | $ 66,920 | $ 30,737 | $ 74,424 |
| PrintBrothers | 16,283 | 14,991 | 19,826 |
| The Print Group | 14,389 | 12,220 | 13,608 |
| National Pen | (8,048) | (1,297) | (8,303) |
| All Other Businesses | 4,891 | 6,178 | 6,458 |
| **Total segment EBITDA** | **$ 94,435** | **$ 62,829** | **$ 106,013** |
| Central and corporate costs | (33,022) | (35,535) | (32,128) |
| Unallocated share-based compensation | (1,131) | 957 | 348 |
| Exclude: share-based compensation expense[1] | 11,006 | 10,475 | 12,453 |
| Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA | (3,672) | 6,869 | 2,050 |
| **Adjusted EBITDA** | **$ 67,616** | **$ 45,595** | **$ 88,736** |
| Adjusted EBITDA margin | *10 %* | *7 %* | *12 %* |
| Adjusted EBITDA year-over-year (decline) growth | *(24)%* | *(33)%* | *95 %* |

*[1] SBC expense listed above excludes the portion included in restructuring-related charges to avoid double counting.*

Please see non-GAAP reconciliations at the end of this document.

Page 5 of 26

## SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

*$ in thousands, except where noted*

### CASH FLOW AND OTHER METRICS:

| | Q1 FY2022 | Q1 FY2023 | Q1 FY2024 |
|---|---|---|---|
| Net cash provided by (used in) operating activities | $ 36,567 | $ (25,251) | $ 42,254 |
| Net cash provided by (used in) investing activities | (13,181) | (101,043) | (10,826) |
| Net cash provided by (used in) financing activities | (10,351) | (11,780) | (35,065) |
| Adjusted free cash flow[1,2] | 14,003 | (52,217) | 10,928 |
| Cash interest, net[2] | 13,667 | 12,986 | 20,890 |

### COMPONENTS OF ADJUSTED FREE CASH FLOW:

| | Q1 FY2022 | Q1 FY2023 | Q1 FY2024 |
|---|---|---|---|
| Adjusted EBITDA | $ 67,616 | $ 45,595 | $ 88,736 |
| Cash restructuring payments | — | (7,931) | (5,715) |
| Cash taxes | (7,767) | (4,257) | (15,794) |
| Other changes in net working capital and other reconciling items | (9,615) | (45,672) | (4,083) |
| Purchases of property, plant and equipment | (8,624) | (11,758) | (22,565) |
| Capitalization of software and website development costs | (15,639) | (15,330) | (14,397) |
| Proceeds from sale of assets[1] | 1,699 | 122 | 5,636 |
| **Adjusted free cash flow before cash interest, net** | **$ 27,670** | **$ (39,231)** | **$ 31,818** |
| Cash interest, net[2] | (13,667) | (12,986) | (20,890) |
| **Adjusted free cash flow[1,2]** | **$ 14,003** | **$ (52,217)** | **$ 10,928** |

*[1] During the three months ended September 30, 2023, we revised our Adjusted Free Cash Flow metric to include proceeds from the sale of assets, which we believe provides useful information regarding the return on tangible or intangible assets which were used in operations. We have revised our presentation of all prior periods presented to reflect our revised Adjusted free cash flow metric.*

*[2] Cash interest, net is cash interest payments, partially offset by cash interest received on our cash and marketable securities. Prior to the third quarter of FY2023, we showed only the cash interest payments related to our borrowing activity in this chart in our earnings materials. We have recast all periods in the chart above to include the netting interest received and will report this way in future periods.*

Please see non-GAAP reconciliations at the end of this document. Page 6 of 26

INCOME STATEMENT HIGHLIGHTS Revenue & Reported Revenue Growth (Decline) $658 $850 $657 $723 $703 $845 $742 $789 $757 12% 9% 15% 14% 7% (1)% 13% 9% 8% Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Gross Profit ($M) & Gross Margin (%) $319 $426 $310 $340 $326 $390 $347 $376 $359 48.5% 50.1% 47.1% 47.1% 46.3% 46.1% 46.8% 47.7% 47.3% Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly) $17 $86 ($28) ($27) ($18) $34 ($12) $54 $34 3% 10% (4)% (4)% (3)% 4% (2)% 7% 5% Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Adjusted EBITDA ($M) & Margin (%) (Quarterly) $68 $142 $34 $38 $46 $111 $69 $114 $89 10% 17% 5% 5% 7% 13% 9% 14% 12% Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Organic Constant-Currency Revenue Growth 9% 9% 17% 19% 14% 5% 16% 9% 4% Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Contribution Profit ($M) & Contribution Margin (%) $219 $299 $201 $215 $204 $259 $236 $267 $236 33.2% 35.2% 30.6% 29.7% 29.0% 30.6% 31.8% 33.8% 31.2% Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 GAAP Operating Income (Loss) ($M) & Margin (%) (TTM) $104 $96 $84 $47 $12 ($40) ($24) $57 $109 4% 4% 3% 2% —% (1)% (1)% 2% 3% Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Adjusted EBITDA ($M) & Margin (%) (TTM) $328 $327 $306 $281 $259 $228 $264 $340 $383 12% 12% 11% 10% 9% 8% 9% 11% 12% Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Please see non-GAAP reconciliations at the end of this document. Page 7 of 26

## CASH FLOW

**Cash Flow from Operations ($M)**
**(Quarterly)**


$37
$143
$(48)
$88
($25)
$81
$13
$62
$42
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

**Cash Flow from Operations ($M)**
**(TTM)**


$196
$189
$178
$220
$158
$96
$156
$130
$198
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

**Adjusted Free Cash Flow &**
**Cash Interest, Net ($M)**
**(Quarterly)**


FCF
Cash interest, net
$14
$14
$35
$110
$13
($80)
$34
$71
$13
($52)
$33
$54
$17
($13)
$40
$35
$21
$11
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

**Adjusted Free Cash Flow &**
**Cash Interest, Net ($M)**
**(TTM)**


FCF
Cash interest, net
$120
$101
$106
$79
$111
$61
$95
$115
$94
$49
$92
$(8)
$96
$59
$103
$23
$110
$87
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

**Capital Expenditures & Capitalization of**
**Software & Website Development Costs**
**($M)**
**(Quarterly)**


Capital expenditures
Capitalized software
$25
$16
$9
$34
$16
$18
$34
$18
$16
$27
$15
$12
$27
$15
$12
$29
$14
$15
$26
$15
$11
$30
$14
$16
$37
$14
$23
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

**Capital Expenditures & Capitalization of**
**Software & Website Development Costs**
**($M)**
**(TTM)**


Capital expenditures
Capitalized software
$101
$62
$39
$115
$67
$48
$123
$65
$58
$119
$65
$54
$122
$65
$57
$116
$62
$54
$109
$60
$49
$112
$58
$54
$122
$57
$65
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

Please see non-GAAP reconciliations at the end of this document.

Page 8 of 26

CAPITAL STRUCTURE Net Debt (1) ($M) Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Cash / equivalents $ 193 $ 231 $ 162 $ 277 $ 132 $ 111 $ 115 $ 130 $ 125 Marketable securities $192 $175 $108 $50 $124 $102 $75 $43 $23 HY notes ($600) ($600) ($600) ($600) ($600) ($600) ($600) ($548) ($527) Term loans ($1,140) ($1,129) ($1,121) ($1,097) ($1,076) ($1,100) ($1,103) ($1,099) ($1,087) Revolver $— $— $— $— $— $— $— $— $— Other debt ($11) ($10) ($9) ($8) ($7) ($7) ($8) ($7) ($6) Net debt ($1,366) ($1,333) ($1,461) ($1,378) ($1,427) ($1,494) ($1,520) ($1,481) ($1,473) (1) Excludes debt issuance costs, debt premiums and discounts. Values may not sum to total due to rounding. Weighted Average Shares Outstanding (Millions) (2) 26.1 26.1 26.1 26.1 26.2 26.2 26.3 26.3 26.5 26.1 26.4 26.1 26.1 26.2 26.2 26.3 26.6 27.1 Basic Diluted Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 (2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss. Consolidated Net Leverage Ratios (3) 3.87 3.85 4.44 4.23 4.82 5.52 4.83 3.90 3.51 2.23 2.15 2.65 2.42 2.82 3.34 2.97 2.49 2.29 Consolidated net leverage Senior secured net leverage Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 (3) Consolidated Net Leverage Ratios as calculated per our credit agreement definitions. Please see non-GAAP reconciliations at the end of this document. Page 9 of 26

## SEGMENT RESULTS

### VISTA


Revenue ($M) & Reported Revenue Growth
Quarterly
$349 $448 $349 $368 $369 $438 $397 $410 $397
6% 4% 8% 6% 6% (2)% 14% 11% 7%
Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24


Organic Constant-Currency Revenue
Growth
Quarterly
2% 3% 8% 8% 8% 2% 16% 12% 6%
Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24


Gross Profit ($M) & Gross Margin (%)
Quarterly
$202 $262 $193 $208 $199 $229 $219 $230 $219
58% 58% 55% 56% 54% 52% 55% 56% 55%
Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24


Advertising ($M) & as % of Revenue
Quarterly
Lower-funnel ($M)
Mid- & upper-funnel ($M)
Total as % of revenue
$48 $3 $45 14%
$73 $4 $69 16%
$62 $10 $51 18%
$81 $17 $64 22%
$68 $19 $49 18%
$77 $20 $57 18%
$57 $10 $47 15%
$60 $18 $42 15%
$58 $11 $46 15%
Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24


Segment EBITDA ($M) & Segment EBITDA
Margin (%)
Quarterly
$67 $91 $26 $12 $31 $55 $60 $78 $74
19% 20% 7% 3% 8% 13% 15% 19% 19%
Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24

Please see non-GAAP reconciliations at the end of this document.

Page 10 of 26

UPLOAD AND PRINT PRINTBROTHERS: Revenue ($M) & Reported Revenue Growth Quarterly $125 $138 $120 $144 $133 $149 $140 $158 $152 25% 13% 28% 36% 6% 8% 16% 9% 15% Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Organic Constant-Currency Revenue Growth Quarterly 24% 18% 36% 52% 22% 18% 22% 7% 6% Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Gross Profit ($M) & Gross Margin (%) Quarterly $33 $36 $31 $38 $34 $40 $36 $42 $41 27% 26% 26% 26% 25% 27% 26% 27% 27% Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly $16 $19 $12 $19 $15 $20 $16 $20 $20 13% 14% 10% 14% 11% 13% 11% 13% 13% Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 THE PRINT GROUP: Revenue ($M) & Reported Revenue Growth Quarterly $73 $90 $75 $91 $77 $89 $86 $95 $81 10% 18% 26% 25% 6% (1)% 13% 4% 5% Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 0 100 Organic Constant-Currency Revenue Growth Quarterly 8% 23% 35% 42% 24% 11% 19% 2% (3)% Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Gross Profit ($M) & Gross Margin (%) Quarterly $26 $33 $25 $32 $25 $30 $31 $38 $30 36% 36% 33% 35% 32% 33% 36% 40% 37% Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly $14 $16 $12 $16 $12 $14 $14 $21 $14 20% 18% 16% 18% 16% 15% 16% 22% 17% Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Please see non-GAAP reconciliations at the end of this document. Page 11 of 26

## NATIONAL PEN


Revenue ($M) & Reported Revenue Growth
Quarterly
$69
$125
$72
$76
$82
$121
$81
$83
$87
2%
9%
16%
10%
18%
(3%)
12%
10%
7%
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24


Organic Constant-Currency Revenue
Growth
Quarterly
2%
11%
19%
14%
24%
3%
15%
10%
5%
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24


Gross Profit ($M) & Gross Margin (%)
Quarterly
$36
$69
$38
$39
$44
$65
$41
$42
$45
52%
55%
53%
52%
54%
54%
51%
50%
52%
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24


Segment EBITDA (Loss) ($M) &
Segment EBITDA (Loss) Margin (%)
Quarterly
(12%)
($8)
$32
25%
(1%)
($1)
$4
6%
(2%)
($1)
$25
21%
(4%)
($3)
$4
4%
(10%)
($8)
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

Please see non-GAAP reconciliations at the end of this document.
Page 12 of 26

ALL OTHER BUSINESSES Revenue ($M) & Reported Revenue Growth Quarterly $48 $58 $48 $52 $52 $60 $49 $53 $52 10% 4% 10% 5% 8% 4% 1% 2% —% Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Gross Profit ($M) & Gross Margin (%) Quarterly $22 $26 $22 $25 $24 $27 $20 $24 $24 47% 46% 46% 48% 46% 45% 42% 46% 46% Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Organic Constant-Currency Revenue Growth Quarterly 5% —% 5% 3% 8% 3% 1% 2% (1%) Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly $5 $6 $6 $6 $6 $5 $5 $9 $6 10% 11% 12% 12% 12% 9% 10% 16% 12% Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Please see non-GAAP reconciliations at the end of this document. Page 13 of 26

## CENTRAL AND CORPORATE COSTS


Central and Corporate Costs ($M)
Quarterly
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$34
$1
$5
$16
$12
$35
$2
$6
$16
$11
$36
$2
$6
$16
$12
$39
$2
$7
$18
$13
$35
$6
$17
$13
$(1)
$34
$6
$17
$13
($2)
$34
$6
$17
$16
($4)
$31
$3
$17
$12
($1)
$32
$3
$17
$12
$—
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24


Central and Corporate Costs ($M)
TTM
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$133
$7
$25
$57
$44
$139
$8
$25
$59
$47
$142
$9
$25
$62
$46
$144
$7
$24
$66
$47
$144
$5
$25
$67
$48
$143
$1
$25
$68
$50
$142
$24
$68
$54
($5)
$134
$21
$68
$53
($8)
$131
$18
$68
$52
($7)
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

Please see non-GAAP reconciliations at the end of this document.

Page 14 of 26

CURRENCY IMPACTS Changes in currency rates positively impacted our year- over-year reported revenue growth in Q1 FY2024 by 400 basis points. There are many natural expense offsets in local currencies in our business, so the net currency impact to our bottom line is less pronounced than it is to revenue. We enter into currency derivative contracts to hedge the risk for certain currencies where we have a net adjusted EBITDA exposure. We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other income (expense), net, along with other currency-related gains or losses. The realized gains or losses on our hedging contracts are added to our adjusted EBITDA to show the economic impact of our hedging activities. Our Other income (expense), net was $6.4 million in Q1 FY2024, mainly driven by: • Realized gains on certain currency hedges intended to hedge EBITDA were $2.1 million in Q1. These realized gains affect our net income, adjusted EBITDA, and adjusted free cash flow. They are not allocated to segment-level EBITDA. • Other net gains were $4.3 million in Q1, primarily related to unrealized net gains on the revaluation of currency derivatives, and intercompany, cash and debt balances. These are included in our net income but excluded from our adjusted EBITDA. On the right side of this page is a table describing the directional net currency impacts when compared to the prior-year period, as well as a table describing impacts to segment EBITDA. Y/Y Impact from Currency* Financial Measure Q1 FY2024 Revenue Positive Operating income Negative Net income Negative Adjusted EBITDA Negative Adjusted free cash flow Negative *Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation. Y/Y Impact from Currency* Segment EBITDA Q1 FY2024 Vista $0.7M Upload & Print $2.5M National Pen ($1.8)M All Other Businesses Neutral *Realized gains or losses on currency hedges that we include in adjusted EBITDA are not allocated to segment-level EBITDA. Other Income (Expense), Net ($M) $13 $13 $12 $23 $27 ($17) $1 $7 $6 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Realized Gains (Losses) on Certain Currency Derivatives Intended to Hedge EBITDA ($M) ($4) $1 $2 $5 $7 $15 $5 $3 $2 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Please see non-GAAP reconciliations at the end of this document. Page 15 of 26

CIMPRESS PLC CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) September 30, 2023 June 30, 2023 Assets Current assets: Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 125,199 $ 130,313 Marketable securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22,613 38,540 Accounts receivable, net of allowances of $7,026 and $6,630, respectively . . . . . . . . . . . . . . . . . 68,892 67,353 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 113,985 107,835 Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 113,230 96,986 Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 443,919 441,027 Property, plant and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 271,507 287,574 Operating lease assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 74,519 76,776 Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 92,620 95,315 Deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12,060 12,740 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 772,165 781,541 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 98,836 109,196 Marketable securities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 4,497 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43,845 46,193 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,809,471 $ 1,854,859 Liabilities, noncontrolling interests and shareholders’ deficit Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 264,032 $ 285,784 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 272,819 257,109 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49,490 44,698 Short-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10,877 10,713 Operating lease liabilities, current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21,851 22,559 Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20,114 24,469 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 639,183 645,332 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49,407 47,351 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,594,942 1,627,243 Operating lease liabilities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55,051 56,668 Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 73,668 90,058 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,412,251 2,466,652 Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10,848 10,893 Shareholders’ deficit: Preferred shares, nominal value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 44,554,058 and 44,315,855 shares issued; 26,582,811 and 26,344,608 shares outstanding, respectively . . 615 615 Treasury shares, at cost, 17,971,247 for both periods presented . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,363,550) (1,363,550) Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 543,754 539,454 Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 239,620 235,396 Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (34,622) (35,060) Total shareholders’ deficit attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (614,183) (623,145) Noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 555 459 Total shareholders' deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (613,628) (622,686) Total liabilities, noncontrolling interests and shareholders’ deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,809,471 $ 1,854,859 Page 16 of 26

CIMPRESS PLC CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited in thousands, except share and per share data) Three Months Ended September 30, 2023 2022 Revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $757,294 $703,415 Cost of revenue (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 398,783 377,735 Technology and development expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 74,330 74,475 Marketing and selling expense (1, 2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 192,188 200,930 General and administrative expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48,341 54,072 Amortization of acquired intangible assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9,886 12,350 Restructuring expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (334) 1,820 Income (loss) from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34,100 (17,967) Other income, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6,419 27,397 Interest expense, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (29,200) (24,806) Gain on early extinguishment of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,372 — Income (loss) before income taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12,691 (15,376) Income tax expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8,122 9,365 Net income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,569 (24,741) Add: Net (income) attributable to noncontrolling interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (15) (700) Net income (loss) attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $4,554 ($25,441) Basic net income (loss) per share attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.17 ($0.97) Diluted net income (loss) per share attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.17 ($0.97) Weighted average shares outstanding — basic . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26,468,769 26,178,818 Weighted average shares outstanding — diluted . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27,079,455 26,178,818 ____________________________________________ (1) Share-based compensation is allocated as follows: Three Months Ended September 30, 2023 2022 Cost of revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 167 $ 193 Technology and development expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,209 3,041 Marketing and selling expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,218 2,459 General and administrative expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5,859 4,782 Restructuring expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 156 (2) Marketing and selling expense components are as follows: Three Months Ended September 30, 2023 2022 Advertising . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 107,726 $ 108,764 Payment processing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14,321 12,868 All other marketing and selling expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70,141 79,298 Page 17 of 26

CIMPRESS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited in thousands) Three Months Ended September 30, 2023 2022 Operating activities Net income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 4,569 $ (24,741) Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39,942 40,942 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12,453 10,631 Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,118) (1,024) Gain on early extinguishment of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,372) — Unrealized loss (gain) on derivatives not designated as hedging instruments included in net income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (6,261) (14,024) Effect of exchange rate changes on monetary assets and liabilities denominated in non- functional currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,885 (749) Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,229) 2,158 Changes in operating assets and liabilities, net of effects of businesses acquired: . . . . . . . . . . . . . Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,209) (9,460) Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (401) (36,434) Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,214 3,151 Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (22,209) (12,013) Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13,990 16,312 Net cash provided by (used in) operating activities 42,254 (25,251) Investing activities Purchases of property, plant and equipment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (22,565) (11,758) Capitalization of software and website development costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (14,397) (15,330) Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5,636 122 Purchases of marketable securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (84,030) Proceeds from maturity of held-to-maturity investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20,500 9,953 Net cash used in investing activities (10,826) (101,043) Financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Proceeds from borrowings of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 173 10,000 Payments of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3,784) (13,256) Payments for early redemption of 7% Senior Notes due 2026 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (19,815) — Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (23) Payments of purchase consideration included in acquisition-date fair value . . . . . . . . . . . . . . . . . . . . . — (225) Proceeds from issuance of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 82 — Payments of withholding taxes in connection with equity awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (8,404) (2,212) Payments of finance lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,768) (2,412) Distributions to noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (549) (3,652) Net cash used in financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (35,065) (11,780) Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,477) (6,879) Net decrease in cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (5,114) (144,953) Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 130,313 277,053 Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 125,199 $ 132,100 Page 18 of 26

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the last twelve months, constant-currency gross profit growth, adjusted EBITDA, adjusted free cash flow and cash interest, net: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above. The organic constant-currency growth rate excludes 99designs revenue from Q2 FY2021 through Q1 FY2022, Depositphotos/VistaCreate revenue from Q2 FY2022 through Q1 FY2023, and the revenue from several small acquired businesses for the first year after acquisition. • Constant-currency gross profit growth is estimated by translating all non-U.S. dollar denominated revenue and cost of revenue generated or incurred in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Adjusted EBITDA is defined as operating income plus depreciation and amortization plus share-based compensation expense plus proceeds from insurance plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives intended to hedge EBITDA. • Adjusted free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, gains on proceeds from insurance, and proceeds from the sale of assets. • Cash interest, net is cash paid for interest, less cash received for interest. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, for acquisitions we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for certain derivative contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures. Page 19 of 26

CONSTANT-CURRENCY REVENUE GROWTH RATES (Quarterly) Total Company Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Reported revenue growth 12% 9% 15% 14% 7% (1) % 13% 9% 8 % Currency impact (1) % 2% 4% 7% 8% 7% 3% — % (4) % Revenue growth in constant currency 11% 11% 19% 21% 15% 6% 16% 9% 4 % Impact of TTM acquisitions, divestitures & JVs (2) % (2) % (2) % (2) % (1) % (1) % — % — % — % Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs 9% 9% 17% 19% 14% 5% 16% 9% 4 % Vista Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Reported revenue growth 6% 4% 8% 6% 6% (2) % 14% 11% 7 % Currency impact (1) % 1% 2% 4% 4% 4% 2% 1% (1) % Revenue growth in constant currency 5% 5% 10% 10% 10% 2% 16% 12% 6 % Impact of TTM acquisitions, divestitures & JVs (3) % (2) % (2) % (2) % (2) % — % — % — % — % Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs 2% 3% 8% 8% 8% 2% 16% 12% 6 % PrintBrothers Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Reported revenue growth 25% 13% 28% 36% 6% 8% 16% 9% 15 % Currency impact (1) % 5% 9% 18% 17% 12% 5% (2) % (9) % Revenue growth in constant currency 24% 18% 37% 54% 23% 20% 21% 7% 6 % Impact of TTM acquisitions — % — % (1) % (2) % (1) % (2) % 1% — % — % Revenue growth in constant currency excl. TTM acquisitions 24% 18% 36% 52% 22% 18% 22% 7% 6 % The Print Group Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Reported revenue growth 10% 18% 26% 25% 6% (1) % 13% 4% 5 % Currency impact (2) % 5% 9% 17% 18% 12% 6% (2) % (8) % Revenue growth in constant currency 8% 23% 35% 42% 24% 11% 19% 2% (3) % National Pen Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Reported revenue growth 2% 9% 16% 10% 18% (3) % 12% 10% 7 % Currency impact — % 2% 3% 4% 6% 6% 3% — % (2) % Revenue growth in constant currency 2% 11% 19% 14% 24% 3% 15% 10% 5 % All Other Businesses Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Reported revenue growth 10% 4% 10% 5% 8% 4% 1% 2% — % Currency impact — % 1% (1) % (1) % — % (1) % — % — % (1) % Revenue growth in constant currency 10% 5% 9% 4% 8% 3% 1% 2% (1) % Impact of TTM acquisitions and divestitures (5) % (5) % (4) % (1) % — % — % — % — % — % Revenue growth in constant currency excl. TTM acquisitions & divestitures 5% — % 5% 3% 8% 3% 1% 2% (1) % Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes 99designs revenue in Q1 FY2022, Depositphotos/VistaCreate revenue from Q2 FY2022 through Q1 FY2023, and the revenue from several small acquired businesses for the first year after acquisition. Values may not sum to total due to rounding. Page 20 of 26

## CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

*(Quarterly)*

| Upload and Print ($M) | Q1FY22 | Q2FY22 | Q3FY22 | Q4FY22 | Q1FY23 | Q2FY23 | Q3FY23 | Q4FY23 | Q1FY24 |
|---|---|---|---|---|---|---|---|---|---|
| PrintBrothers reported revenue | $ 125.4 | $ 137.7 | $ 120.0 | $ 143.9 | $ 132.7 | $ 148.6 | $ 139.6 | $ 157.6 | $ 152.2 |
| The Print Group reported revenue | $ 72.8 | $ 90.1 | $ 75.4 | $ 91.3 | $ 76.8 | $ 89.3 | $ 85.5 | $ 95.3 | $ 80.5 |
| Upload and Print inter-segment eliminations | $ (0.2) | $ (0.2) | $ (0.4) | $ (0.2) | $ (0.1) | $ (0.2) | $ (0.2) | $ (0.2) | $ (0.1) |
| Total Upload and Print revenue in USD | **$ 198.0** | **$ 227.6** | **$ 195.0** | **$ 235.0** | **$ 209.4** | **$ 237.7** | **$ 224.9** | **$ 252.7** | **$ 232.6** |

| Upload and Print | Q1FY22 | Q2FY22 | Q3FY22 | Q4FY22 | Q1FY23 | Q2FY23 | Q3FY23 | Q4FY23 | Q1FY24 |
|---|---|---|---|---|---|---|---|---|---|
| Reported revenue growth | 19 % | 15 % | 27 % | 32 % | 6 % | 4 % | 15 % | 7 % | 11 % |
| Currency impact | (1)% | 5 % | 9 % | 17 % | 18 % | 13 % | 5 % | (2)% | (8)% |
| Revenue growth in constant currency | 18 % | 20 % | 36 % | 49 % | 24 % | 17 % | 20 % | 5 % | 3 % |
| Impact of TTM acquisitions | — % | — % | (1)% | (2)% | (1)% | (2)% | 1 % | — % | — % |
| Revenue growth in constant currency excl. TTM acquisitions | 18 % | 20 % | 35 % | 47 % | 23 % | 15 % | 21 % | 5 % | 3 % |

Values may not sum to total due to rounding.

Page 21 of 26

## EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

*(Quarterly, in millions)*

| | Q1FY22 | Q2FY22 | Q3FY22 | Q4FY22 | Q1FY23 | Q2FY23 | Q3FY23 | Q4FY23 | Q1FY24 |
|---|---|---|---|---|---|---|---|---|---|
| Vista | $ 66.9 | $ 90.8 | $ 25.5 | $ 12.1 | $ 30.7 | $ 55.2 | $ 60.4 | $ 77.8 | $ 74.4 |
| PrintBrothers | 16.3 | 18.6 | 12.4 | 19.5 | 15.0 | 19.5 | 15.9 | 20.5 | 19.8 |
| The Print Group | 14.4 | 16.4 | 11.9 | 16.0 | 12.2 | 13.7 | 13.6 | 20.6 | 13.6 |
| National Pen | (8.0) | 31.6 | (0.9) | 4.2 | (1.3) | 24.8 | (3.3) | 3.6 | (8.3) |
| All Other Businesses | 4.9 | 6.3 | 6.0 | 6.0 | 6.2 | 5.4 | 5.0 | 8.6 | 6.5 |
| **Total segment EBITDA (loss)** | **$ 94.4** | **$163.6** | **$ 55.0** | **$ 57.8** | **$ 62.8** | **$118.5** | **$ 91.6** | **$131.0** | **$106.0** |
| Central and corporate costs ex. unallocated SBC | (33.0) | (32.8) | (34.3) | (37.0) | (35.5) | (35.6) | (38.4) | (31.9) | (32.1) |
| Unallocated SBC | (1.1) | (1.9) | (1.8) | (2.0) | 1.0 | 1.8 | 3.9 | 1.2 | 0.3 |
| Exclude: share-based compensation included in segment EBITDA | 11.0 | 12.5 | 12.7 | 13.6 | 10.5 | 11.5 | 7.2 | 10.4 | 12.5 |
| Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA | (3.7) | 0.7 | 2.0 | 5.4 | 6.9 | 14.9 | 4.8 | 3.2 | 2.1 |
| **Adjusted EBITDA[2,3]** | **$ 67.6** | **$142.1** | **$ 33.6** | **$ 37.8** | **$ 45.6** | **$111.2** | **$ 69.1** | **$113.9** | **$ 88.7** |
| Depreciation and amortization | (44.4) | (45.3) | (43.7) | (42.3) | (40.9) | (40.9) | (39.8) | (40.9) | (39.9) |
| Share-based compensation expense[1] | (11.0) | (12.5) | (12.7) | (13.6) | (10.5) | (11.5) | (7.2) | (10.4) | (12.5) |
| Certain impairments and other adjustments | 0.8 | 2.7 | (0.3) | 6.5 | (3.5) | 0.9 | 0.5 | (5.0) | (0.5) |
| Restructuring-related charges | 0.3 | (0.3) | (3.4) | (10.2) | (1.8) | (11.2) | (30.1) | (0.6) | 0.3 |
| Realized (gains) losses on currency derivatives not included in operating income | 3.7 | (0.7) | (2.0) | (5.4) | (6.9) | (14.9) | (4.8) | (3.2) | (2.1) |
| **Total income (loss) from operations** | **$ 16.9** | **$ 86.0** | **$ (28.4)** | **$ (27.2)** | **$ (18.0)** | **$ 33.6** | **$ (12.2)** | **$ 53.9** | **$ 34.1** |
| Operating income (loss) margin | *3 %* | *10 %* | *(4)%* | *(4)%* | *(3)%* | *4 %* | *(2)%* | *7 %* | *5 %* |
| Operating income (loss) year-over-year growth | *(53)%* | *(9)%* | *81 %* | *(401)%* | *(206)%* | *(61)%* | *57 %* | *(298)%* | *290 %* |

*[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.*
*[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.*
*[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.*

Values may not sum to total due to rounding.

Page 22 of 26

## ADJUSTED EBITDA

*(Quarterly, in millions)*

| | Q1FY22 | Q2FY22 | Q3FY22 | Q4FY22 | Q1FY23 | Q2FY23 | Q3FY23 | Q4FY23 | Q1FY24 |
|---|---|---|---|---|---|---|---|---|---|
| GAAP operating income (loss) | $16.9 | $86.0 | ($28.4) | ($27.2) | ($18.0) | $33.6 | ($12.2) | $53.9 | $34.1 |
| Depreciation and amortization | $44.4 | $45.3 | $43.7 | $42.3 | $40.9 | $40.9 | $39.8 | $40.9 | $39.9 |
| Share-based compensation expense[1] | $11.0 | $12.5 | $12.7 | $13.6 | $10.5 | $11.5 | $7.2 | $10.4 | $12.5 |
| Certain impairments and other adjustments | ($0.8) | ($2.7) | $0.3 | ($6.5) | $3.5 | ($0.9) | ($0.5) | $5.0 | $0.5 |
| Restructuring related charges | ($0.3) | $0.3 | $3.4 | $10.2 | $1.8 | $11.2 | $30.1 | $0.6 | ($0.3) |
| Realized gains (losses) on currency derivatives not included in operating income | ($3.7) | $0.7 | $2.0 | $5.4 | $6.9 | $14.9 | $4.8 | $3.2 | $2.1 |
| **Adjusted EBITDA[2,3]** | **$67.6** | **$142.1** | **$33.6** | **$37.8** | **$45.6** | **$111.2** | **$69.1** | **$113.9** | **$88.7** |

## ADJUSTED EBITDA

*(TTM, in millions)*

| | TTM Q1FY22 | TTM Q2FY22 | TTM Q3FY22 | TTM Q4FY22 | TTM Q1FY23 | TTM Q2FY23 | TTM Q3FY23 | TTM Q4FY23 | TTM Q1FY24 |
|---|---|---|---|---|---|---|---|---|---|
| GAAP operating income (loss) | $104.5 | $96.3 | $83.5 | $47.3 | $12.4 | ($40.0) | ($23.8) | $57.3 | $109.4 |
| Depreciation and amortization | $175.4 | $177.1 | $177.9 | $175.7 | $172.2 | $167.8 | $163.9 | $162.4 | $161.4 |
| Share-based compensation expense[1] | $39.8 | $47.0 | $50.2 | $49.8 | $49.2 | $48.3 | $42.8 | $39.7 | $41.7 |
| Proceeds from insurance | $0.1 | $0.1 | $— | $— | $— | $— | $— | $— | $— |
| Certain impairments and other adjustments | $18.9 | $16.4 | ($3.9) | ($9.7) | ($5.5) | ($3.7) | ($4.5) | $6.9 | $4.0 |
| Restructuring related charges | $1.4 | ($0.5) | $3.3 | $13.6 | $15.7 | $26.6 | $53.3 | $43.8 | $41.6 |
| Realized gains (losses) on currency derivatives not included in operating income | ($11.7) | ($9.5) | ($5.5) | $4.4 | $15.0 | $29.2 | $32.0 | $29.7 | $24.9 |
| **Adjusted EBITDA[2,3]** | **$328.3** | **$326.9** | **$305.5** | **$281.1** | **$259.0** | **$228.2** | **$263.7** | **$339.8** | **$383.0** |

*[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.*
*[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.*
*[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.*

Values may not sum to total due to rounding.

Page 23 of 26

## ADJUSTED FREE CASH FLOW

*(Quarterly, in millions)*

| | Q1FY22 | Q2FY22 | Q3FY22 | Q4FY22 | Q1FY23 | Q2FY23 | Q3FY23 | Q4FY23 | Q1FY24 |
|---|---|---|---|---|---|---|---|---|---|
| Net cash provided by (used in) operating activities | $36.6 | $143.3 | ($48.2) | $87.8 | ($25.3) | $81.1 | $12.6 | $61.8 | $42.3 |
| Purchases of property, plant and equipment | ($8.6) | ($17.9) | ($15.6) | ($11.9) | ($11.8) | ($14.7) | ($11.0) | ($16.3) | ($22.6) |
| Capitalization of software and website development costs | ($15.6) | ($16.5) | ($17.7) | ($15.4) | ($15.3) | ($13.9) | ($14.9) | ($13.6) | ($14.4) |
| Proceeds from sale of assets[2] | $1.7 | $0.9 | $1.6 | $10.3 | $0.1 | $1.2 | $0.5 | $2.8 | $5.6 |
| **Adjusted free cash flow[1,2]** | **$14.0** | **$109.8** | **($79.9)** | **$70.8** | **($52.2)** | **$53.7** | **($12.8)** | **$34.7** | **$10.9** |

*Reference:*

| | Q1FY22 | Q2FY22 | Q3FY22 | Q4FY22 | Q1FY23 | Q2FY23 | Q3FY23 | Q4FY23 | Q1FY24 |
|---|---|---|---|---|---|---|---|---|---|
| Value of finance leases | $0.9 | $2.7 | $0.2 | $3.3 | $2.4 | $6.2 | $5.8 | $5.9 | $0.4 |
| Cash restructuring payments | $— | $0.2 | $— | $— | $7.9 | $1.9 | $5.0 | $22.3 | $5.7 |
| Cash paid for interest | $14.4 | $35.3 | $13.8 | $34.6 | $15.1 | $35.8 | $20.0 | $43.2 | $24.2 |
| Cash received for interest | ($0.7) | ($0.7) | ($0.8) | ($1.0) | ($2.1) | ($3.0) | ($3.0) | ($3.4) | ($3.3) |
| **Cash interest, net[1]** | **$13.7** | **$34.6** | **$13.0** | **$33.6** | **$13.0** | **$32.8** | **$17.0** | **$39.7** | **$20.9** |

## ADJUSTED FREE CASH FLOW

*(TTM, in millions)*

| | TTM Q1FY22 | TTM Q2FY22 | TTM Q3FY22 | TTM Q4FY22 | TTM Q1FY23 | TTM Q2FY23 | TTM Q3FY23 | TTM Q4FY23 | TTM Q1FY24 |
|---|---|---|---|---|---|---|---|---|---|
| Net cash provided by operating activities | $196.1 | $189.0 | $178.0 | $219.5 | $157.7 | $95.5 | $156.3 | $130.3 | $197.8 |
| Purchases of property, plant and equipment | ($38.8) | ($48.3) | ($57.9) | ($54.0) | ($57.2) | ($54.0) | ($49.4) | ($53.8) | ($64.6) |
| Capitalization of software and website development costs | ($61.8) | ($66.6) | ($65.5) | ($65.3) | ($65.0) | ($62.4) | ($59.6) | ($57.8) | ($56.9) |
| Proceeds from sale of assets[2] | $5.3 | $4.9 | $6.4 | $14.5 | $13.0 | $13.3 | $12.2 | $4.7 | $10.2 |
| **Adjusted free cash flow[1,2]** | **$100.9** | **$79.0** | **$60.9** | **$114.7** | **$48.5** | **($7.6)** | **$59.5** | **$23.4** | **$86.5** |

*Reference:*

| | TTM Q1FY22 | TTM Q2FY22 | TTM Q3FY22 | TTM Q4FY22 | TTM Q1FY23 | TTM Q2FY23 | TTM Q3FY23 | TTM Q4FY23 | TTM Q1FY24 |
|---|---|---|---|---|---|---|---|---|---|
| Value of new finance leases | $7.8 | $10.4 | $5.1 | $7.0 | $8.6 | $12.1 | $17.7 | $20.3 | $18.3 |
| Cash restructuring payments | $4.1 | $2.8 | $2.7 | $0.3 | $8.2 | $9.8 | $14.9 | $37.1 | $34.9 |
| Cash paid for interest | $122.3 | $108.4 | $114.2 | $98.1 | $98.8 | $99.2 | $105.4 | $114.0 | $123.1 |
| Cash received for interest | ($1.9) | ($2.3) | ($2.7) | ($3.2) | ($4.6) | ($6.9) | ($9.0) | ($11.5) | ($12.7) |
| **Cash interest, net[1]** | **$120.3** | **$106.1** | **$111.5** | **$94.9** | **$94.2** | **$92.4** | **$96.3** | **$102.5** | **$110.4** |

*[1] Cash interest, net is cash interest payments, partially offset by cash interest received on our cash and marketable securities. Prior to this quarter, we showed only the cash interest payments related to our borrowing activity in this chart in our earnings materials. We have recast all periods in the chart above to include the netting interest received and will report this way in future periods.*

*[2] During the quarter ended September 30, 2023 we revised our definition of Adjusted Free Cash flow to include proceeds from the sale of assets. We have recast all periods in the chart above to include the benefit from the proceeds from sale of assets. The Q2FY22 amounts above exclude the cash received for the sale of a manufacturing facility in which a finance lease purchase option was exercised immediately preceding the sale. The outflow for the purchase option exercise was included in the payments for finance lease obligations within the US GAAP Statement of Cash Flows, which is excluded from our definition of Adjusted Free Cash Flow and therefore the proceeds from the sale of this asset have been excluded, as well.*

Values may not sum to total due to rounding.

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CONSTANT-CURRENCY REVENUE GROWTH OUTLOOK FY2024 (at least...) Reported revenue growth (using recent currency rates) 8% Currency impact (2)% Impact of TTM acquisitions, divestitures & JVs (as of October 25, 2023) —% Organic constant-currency revenue growth 6% ADJUSTED EBITDA OUTLOOK (in millions) FY2024 (at least...) GAAP operating income (loss) $206.2 Depreciation and amortization $158.0 Share-based compensation expense1 $60.0 Certain impairments and other adjustments2 $— Restructuring related charges $— Realized gains (losses) on currency derivatives not included in operating income $0.8 Adjusted EBITDA 2,3 $425.0 1SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting. 2This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA. 3Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting. Values may not sum to total due to rounding. Page 25 of 26

ABOUT CIMPRESS: Cimpress plc (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, print mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include BuildASign, Drukwerkdeal, Exaprint, National Pen, Pixartprinting, Printi, Vista and WIRmachenDRUCK. To learn more, visit https://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress plc or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Meredith Burns Paul McKinlay ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses, revenue growth, profitability, income, cash flows, net leverage, and other financial results, including our outlook for fiscal year 2024; our expectations with respect to our cost reductions; expected effects of improvements in the Vista business; and our future competitive position. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; the development, duration, and severity of supply chain constraints and inflation; our failure to execute on the transformation of the Vista business; the failure of our cost reductions to affect our financial results as expected; costs and disruptions caused by acquisitions; the failure of the businesses we acquire or invest in to perform as expected; our inability to make the investments in our businesses that we plan to make or the failure of those investments to achieve the results we expect; loss of key personnel or our inability to hire and retain talented personnel; our failure to develop and deploy our mass customization platform or the failure of the mass customization platform to drive the performance, efficiencies, and competitive advantage we expect; unanticipated changes in our markets, customers, or businesses; disruptions caused by political instability and war in Ukraine, Israel, or elsewhere; our failure to attract new customers and retain our current customers; our failure to manage the growth and complexity of our business; changes in the laws and regulations, or in the interpretation of laws and regulations, that affect our businesses; our ability to maintain compliance with our debt covenants and pay our debts when due; general economic conditions, including the possibility of an economic downturn in some or all of our markets; and other factors described in our Form 10-K for the fiscal year ended June 30, 2023 and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this quarterly earnings document represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document. Page 26 of 26